SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          LAMINATING TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                  58-2044990
               --------                                  ----------
(State of incorporation or organization)    (I.R.S. employee identification no.)


291 NORTH INDUSTRIAL WAY, CANTON GEORGIA                          30115
(Address of principal executive offices)                       (zip code)


     Securities to be registered pursuant to Section 12(b) of the Act: None


        Securities to be registered pursuant to Section 12(g) of the Act:


                          Common Stock, $.01 par value
                                Class A Warrants
                                CLASS B WARRANTS
--------------------------------------------------------------------------------
                                (Title of class)




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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                The information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration Statement on Form SB-2 File No. 333-06711 originally filed with the Securities and Exchange Commission on June 24, 1996.

ITEM 2.  EXHIBITS

                1. Specimen of certificate evidencing Registrant's Common Stock, par value $.01.

                2.  Specimen Class A Warrant Certificate.

                3.  Specimen Class B Warrant Certificate.

                4.  (a)    Amended and Restated Certificate of Incorporation of
                           the Registrant.*

                    (b)    By-Laws of the Registrant.*



















--------------------
* Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (File No. 333-06711) originally filed with the Commission on June 24, 1996.



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
                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    October 1, 1996

                                                  LAMINATING TECHNOLOGIES, INC.

                                              By: /S/ MICHAEL E. NOONAN
                                                  -------------------------
                                                  Michael E. Noonan
                                                  Chairman, President and
                                                  Chief Executive Officer








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